Exhibit 10.3

EDGE THERAPEUTICS, INC.
2012 EQUITY INCENTIVE PLAN

Section 1.                Purpose; Definitions. The purposes of the Edge Therapeutics, Inc. 2012 Equity Incentive Plan (the “Plan”) are to: (a) enable Edge Therapeutics, Inc. (the “Corporation”) and its respective affiliated companies to recruit and retain highly qualified personnel; (b) provide those employees, directors and consultants of the Corporation with an incentive for productivity; and (c) provide those personnel with an opportunity to share in the growth and value of the Corporation.

For purposes of the Plan, the following capitalized words and phrases will be defined as set forth below, unless the context clearly requires a different meaning:

(a)                “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, or is controlled by, or is under common control with such Person.

(b)               “Award” means a grant of Options pursuant to the provisions of the Plan.

(c)                “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

(d)               “Board” means the Board of Directors of the Corporation, as constituted from time to time; provided, however, that if the Board appoints a Committee to perform some or all of the Board’s administrative functions hereunder pursuant to Section 2, references in the Plan to the “Board” will be deemed to also refer to that Committee in connection with matters to be performed by that Committee.

(e)                “Cause” means (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Corporation or its Affiliates public disgrace or disrepute, or adversely affects the Corporation’s or its Affiliates’ operations or financial performance or the relationship the Corporation has with its Affiliates; (ii) gross negligence or willful misconduct with respect to the Corporation or any of its Affiliates, including, without limitation, fraud, embezzlement, theft or proven dishonesty in the course of the subject employment or engagement with the Corporation or its Affiliates; (iii) refusal, failure or inability to perform any material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (v) below) to the Corporation (other than due to a Disability), which failure, refusal or inability is not cured within 30 days after delivery of notice thereof; (iv) material breach of any agreement with or duty owed to the Corporation or any of its Affiliates; or (v) any breach of any obligation or duty to the Corporation or any of its Affiliates (whether arising by statute, common law, contract or otherwise) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Corporation (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

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(f)                “Change of Control” means, with respect to any entity and except for the sole purpose of changing domicile: (i) the sale, transfer, assignment or other disposition (including by merger or consolidation, but excluding any sales by stockholders or other equity holders made as part of an underwritten public offering of the common stock of the entity) by stockholders of the entity, in one transaction or a series of related transactions, of more than 50% of the voting power represented by the then outstanding capital stock or other equity interests of the entity to one or more Persons, (ii) the sale of all or substantially all the assets of the entity (other than a transfer of financial assets made in the ordinary course of business for the purpose of securitization), or (iii) the liquidation or dissolution of the entity.

(g)               “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(h)               “Committee” means a committee appointed by the Board in accordance with Section 2 of the Plan.

(i)                 “Director” means a member of the Board.

(j)                 “Disability” means a condition rendering a Participant Disabled, as determined by the Board in its sole discretion.

(k)               “Disabled” will have the same meaning as set forth in Section 22(e)(3) of the Code (without regard to the last sentence thereof).

(l)                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)             “Fair Market Value” means, with respect to a Share, as of any date: (i) in the case of any determination thereof other than in connection with a Change of Control, (x) if the Shares are not publicly traded, the value of such Shares on that date, as determined by the Board after using a valuation method that complies with regulations for determining fair market value as promulgated by the Internal Revenue Service; or (y) if the Shares are publicly traded, the last sale price of a Share on the trading day immediately prior to the date of determination of fair market value or, if no sale is publicly reported on such trading day, the last sale price of a Share prior to the date of determination of fair market value; and (ii) in the case of any determination thereof in connection with a Change of Control, the value of a Share attributable to such Shares in the transaction giving rise to the such Change of Control or, if no such value is so attributable, the value as determined by the Board after using a valuation method that complies with regulations for determining fair market value as promulgated by the Internal Revenue Service.

(n)               “Incentive Stock Option” means any Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

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(o)               “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the extent that it deems necessary to comply with Section 162(m) of the Code or regulations thereunder, require that each “Non-Employee Director” also be an “outside director” as that term is defined in regulations under Section 162(m).

(p)               “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

(q)               “Option” means any option to purchase Shares granted pursuant to Section 5 hereof.

(r)                 “Participant” means an employee, consultant, Director, or other service provider of or to the Corporation or any of its respective Affiliates to whom an Award is granted.

(s)                “Person” or “Persons” means an individual(s), partnership(s), corporation(s), limited liability company(ies), trust(s), joint venture(s), unincorporated association(s), or other entity(ies) or association(s).

(t)                 “Shares” means shares of the Corporation’s common stock, $0.00033 par value per share, subject to substitution or adjustment as provided in Section 3(c) hereof.

(u)               “Stockholders’ Agreement” means any Stockholders’ Agreement, Voting Agreement, Right of First Refusal and Co-Sale Agreement or other similar agreement to be executed and delivered by a Participant at the time of any event of an Award or upon the exercise of any Options subject to an Award, as determined by the Board, and in such form from time to time prescribed by the Board, as amended from time to time.

(v)               “Subsidiary” means, with respect to the Corporation, a subsidiary corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

Section 2.                Administration. The Plan will be administered by the Board; provided, however, that the Board may at any time appoint a Committee to perform some or all of the Board’s administrative functions hereunder; provided, further that the authority of any Committee appointed pursuant to this Section 2 will be subject to such terms and conditions as the Board may prescribe and will be coextensive with, and not in lieu of, the authority of the Board hereunder.

Subject to the requirements of the Corporation’s Bylaws (as the same may be amended and/or restated from time to time), Certificate of Incorporation (as the same may be amended and/or restated from time to time) and/or any other agreement that governs the appointment of Board committees, any Committee established under this Section 2 will be composed of not fewer than 2 members, each of whom will serve for such period of time as the Board determines; provided, however, that if the Corporation has a class of securities required to be registered under Section 12 of the Exchange Act, all members of any Committee established pursuant to this Section 2 will be Non-Employee Directors. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

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Directors who are eligible for Awards or have received Awards may vote on any matters affecting the administration of the Plan or the grant of Awards, except that no such member will act upon the grant of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the grant of Awards to himself or herself.

The Board will have full authority to grant Awards under this Plan. In particular, subject to the terms of the Plan, the Board will have the authority:

(a)                to select the Persons to whom Awards may from time to time be granted hereunder (consistent with the eligibility conditions set forth in Section 4);

(b)               to determine the type of Award to be granted to any Person hereunder;

(c)                to determine the number and type of Shares, if any, to be covered by each Award (consistent with the provisions of Section 3 regarding the maximum number of Shares subject to the Plan);

(d)               to establish the terms and conditions of each Award Agreement;

(e)                to determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(d); and

(f)                to require execution of a Stockholders’ Agreement which may include, among other things, restrictions on resale of Shares and/or a requirement to sell Shares in connection with a Change of Control or other similar transactions, and may impose a limitation on marketability in connection with a public offering of the Corporation’s stock.

The Board will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to establish the terms of each Award Agreement; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan.

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All decisions made by the Board pursuant to the provisions of the Plan will be final and binding on all Persons, including the Corporation and Participants. No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

Section 3.                Shares Subject to the Plan.

(a)                Shares Subject to the Plan. The Shares to be subject to Options under the Plan will be authorized and unissued Shares of the Corporation, whether or not previously issued and subsequently acquired by the Corporation. The maximum number of Shares that may be subject to Options under the Plan is 1,500,000. The Corporation will reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares.

(b)               Effect of the Expiration or Termination of Awards. If and to the extent that an Option expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Option will again become available for grant under the Plan. Similarly, if any Share is withheld pursuant to Section 9(e) in settlement of a tax withholding obligation associated with an Award, that Share will again become available for grant under the Plan. If any Share is received in satisfaction of the exercise price payable upon exercise of an Option, that Share will become available for grant under the Plan.

(c)                Other Adjustment. In the event of any recapitalization, stock split or combination, stock dividend or other similar event or transaction affecting the Shares, equitable substitutions or adjustments may be made by the Board, in its sole and absolute discretion, to (i) the aggregate number, type and issuer of the securities reserved for issuance under the Plan, (ii) the number, type and issuer of Shares subject to outstanding Options, and (iii) the exercise price of outstanding Options.

(d)               Change of Control. Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change of Control of the Corporation or any of its Affiliates, the Board, as constituted prior to such Change of Control, may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change of Control: (i) cause any or all outstanding Options to become vested and immediately exercisable, in whole or in part; (ii) cancel any Option in exchange for an option to purchase common stock of any successor corporation or its parent in a manner consistent with the requirements of Treas. Reg. § 1.424-1 (a)(4)(i) (notwithstanding the fact that the original Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); or (iii) cancel any Option held by a Participant affected by the Change of Control in exchange for cash and/or other substitute consideration with a value equal to (A) the number of Shares subject to that Option, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change of Control and the exercise price of that Option; provided, however, that if the Fair Market Value per Share on the date of the Change of Control does not exceed the exercise price of any such Option, the Board may cancel that Option without any payment of consideration therefor.

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For purposes of clause (d)(ii) in this Section 3, the exchange of an Option issued under the Plan for an option to purchase common stock of any successor corporation or its parent shall be permitted only to the extent that the ratio of the exercise price to the fair market value of the shares subject to the Option immediately after the substitution or assumption is not greater than the ratio of the exercise price to the Fair Market Value of the Shares subject to the Option immediately before the substitution or assumption.

Section 4.                Eligibility. Employees, Directors, consultants, and other individuals who provide services to the Corporation or its Affiliates are eligible to be granted Awards under the Plan. Persons who are not employees of the Corporation or a Subsidiary are not eligible to be granted Incentive Stock Options but are eligible to be granted other types of Awards.

Section 5.                Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options, or (ii) Non-Qualified Stock Options. Any Option granted under the Plan will be in such form as the Board may at the time of such grant approve. Without limiting the generality of Section 3(a), any number of the maximum number of Shares provided for in Section 3(a) may be subject to Incentive Stock Options or Non-Qualified Stock Options, or any combination thereof.

The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:

(a)                Option Price. The exercise price per Share purchasable under an Incentive Stock Option or a Non-Qualified Stock Option will be not less than 100% of the Fair Market Value of the Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Corporation or of a Subsidiary will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

(b)               Option Term. The term of each Option will be fixed by the Board, but no Incentive Stock Option will be exercisable more than ten (10) years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns more than 10% of the voting power of all classes of shares of the Corporation or of a Subsidiary may not have a term of more than five (5) years. No Option may be exercised by any Person after expiration of the term of the Option.

(c)                Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Board at the time of grant. If the Board provides, in its sole and absolute discretion, that any Option is exercisable only in installments, the Board may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Board determines, in its sole and absolute discretion.

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(d)               Method of Exercise. Subject to the exercisability provisions of Section 5(c) and the termination provisions set forth in Section 6, Options may be exercised in whole or in part at any time and from time to time during the term of the Option, by the delivery of written notice of exercise by the Participant to the Corporation specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by cash or certified or bank check, or such other means as the Board may accept in its sole discretion. As determined by the Board, in its sole and absolute discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised; provided, however, that in the case of an Incentive Stock Option, the right to make a payment in the form of previously acquired Shares may be authorized only at the time the Option is granted.

No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in Section 9(a) hereof.

(e)                Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Corporation or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(f)                Termination of Service. Unless otherwise specified in the Award Agreement, Options will be subject to the terms of Section 6 with respect to exercise upon or following termination of employment or other service.

(g)               Transferability of Options. Except as may otherwise be specifically determined by the Board with respect to a particular Option, no Option will be transferable by the Participant other than by will or by the laws of descent and distribution, and all Options will be exercisable, during the Participant’s lifetime, only by the Participant or, in the event of his or her Disability, by his or her personal representative.

Section 6.                Termination of Service. Unless otherwise specified with respect to a particular Option in the applicable Award Agreement, all Options will remain exercisable after termination of employment only to the extent specified in this Section 6.

(a)                Termination by Reason of Death. If a Participant’s service with the Corporation or any Affiliate terminates by reason of death, any Option held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board may determine, at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period expiring on the earliest to occur of (i) twelve (12) months from the date of death, and (ii) the expiration of the stated term of such Option.

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(b)               Termination by Reason of Disability. If a Participant’s service with the Corporation or any Affiliate terminates by reason of Disability, any Option held by such Participant may thereafter be exercised by the Participant or his or her personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring on the earliest to occur of (i) twelve (12) months from the date of termination of service, and (ii) the expiration of the stated term of such Option.

(c)                Cause. If a Participant’s service with the Corporation or any Affiliate is terminated for Cause: (i) any Option not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Corporation has not yet delivered share certificates will be immediately and automatically forfeited and the Corporation will refund to the Participant the Option exercise price paid for such Shares, if any.

(d)               Other Termination. If a Participant’s service with the Corporation or any Affiliate terminates for any reason other than death, Disability or Cause, then, except as otherwise provided in the applicable Award Agreement, any Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring on the earliest to occur of (i) ninety (90) days from the date of termination of service, and (ii) the expiration of the stated term of such Option.

Section 7.                [Intentionally Omitted.]

Section 8.                Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time, but except as otherwise provided in Section 3(d) of the Plan, no amendment, alteration or discontinuation will be made which (i) would impair the rights of a Participant with respect to an Award, without that Participant’s consent, or (ii) would (a) increase the total number of Shares reserved for the purposes of the Plan (except as otherwise provided in Section 3(c) hereof), or (b) change the Persons or class of Persons eligible to receive Awards, without the approval by the stockholders of the Corporation within 365 days of the date on which such amendment is adopted by the Board in a manner consistent with Section 1.422-5 of the Treasury Regulations.

Section 9.                General Provisions.

(a)                The Board may require each Participant to represent to and agree with the Corporation in writing that the Participant is acquiring securities of the Corporation for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate. The certificate evidencing any Award and any securities issued pursuant thereto may include any legend which the Board deems appropriate to reflect any restrictions on transfer and compliance with applicable securities laws.

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(b)               All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other applicable federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(c)                Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

(d)               Neither the adoption of the Plan nor the execution of any document in connection with the Plan will (i) confer upon any employee of the Corporation or an Affiliate any right to continued employment or engagement with the Corporation or such Affiliate, or (ii) interfere in any way with the right of the Corporation or such Affiliate to terminate the employment of any of its employees at any time.

(e)                No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Corporation, or make arrangements satisfactory to the Board regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, the minimum required withholding obligations may be settled with Shares, including, without limitation, Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan will be conditioned on such payment or arrangements and the Corporation will, to the extent permitted by law, have the right to deduct any such Social Security contribution and taxes from any payment of any kind otherwise due to the Participant.

Section 10.            Effective Date of Plan. Subject to the approval of the Plan by the Corporation’s stockholders within 12 months of the Plan’s adoption by the Board, the Plan will become effective on the date that it is adopted by the Board.

Section 11.            Term of Plan. The Plan will continue in effect until terminated in accordance with Section 8 hereof; provided, however, that no Incentive Stock Option will be granted hereunder on or after the 10th anniversary of the date of stockholder approval of the Plan (or, if the stockholders approve an amendment that increases the number of Shares subject to the Plan, the 10th anniversary of the date of such approval); provided, further that Incentive Stock Options granted prior to such 10th anniversary may extend beyond such date.

Section 12.            Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

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Section 13.            Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws of Delaware or any other jurisdiction.

Section 14.            Board Action. Notwithstanding anything to the contrary set forth in the Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with the Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, will be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Corporation or other Persons required by:

(a)                the Corporation’s Certificate of Incorporation (as the same may be amended and/or restated from time to time);

(b)               the Corporation’s Bylaws (as the same may be amended and/or restated from time to time); and

(c)                any other agreement, instrument, document or writing now or hereafter existing, between or among the Corporation and its stockholders or other Persons (as the same may be amended from time to time).

Section 15.            Notices. Any notice to be given to the Corporation pursuant to the provisions of the Plan shall be given by registered or certified mail, postage prepaid, and, addressed, if to the Corporation to its principal executive office to the attention of its President or Chief Executive Officer (or such other Person as the Corporation may designate in writing from time to time), and, if to a Participant, to the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant may hereafter designate in writing to the Corporation. Any such notice shall be deemed given or delivered 3 days after the date of mailing.

ADOPTION AND APPROVAL OF PLAN

Date Plan adopted by Board: December 18, 2012

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NON-QUALIFIED STOCK OPTION AGREEMENT

UNDER THE
EDGE THERAPEUTICS, INC.
2012 EQUITY INCENTIVE PLAN

__________ shares of Common Stock

THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this “Agreement”) is made as of the ___th Day of December, 2012, between Edge Therapeutics, Inc. (the “Corporation”) and [__________] (the “Optionee”).

Background

A. The Corporation maintains the Edge Therapeutics, Inc. 2012 Equity Incentive Plan (the “Plan”) for the benefit of its employees, directors and consultants.

B. The Plan permits the award of Options to purchase shares of the Corporation’s Common Stock, $0.00033 par value (the “Common Stock”), subject to the terms of the Plan (the “Shares”).

C. The Corporation desires to obtain the services of the Optionee as [__________] and induce him to serve as such by granting an Option to purchase the number of shares of Common Stock set forth herein.

Common Stock

NOW, THEREFORE, in consideration of these premises and the agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

1. Award of Option. The Corporation hereby grants to the Optionee an option (the “Option”) to purchase [________] Shares (the “Option Shares”) of the Company’s Common Stock. This grant is being made in connection with a certain Board of Directors Agreement entered into between the Corporation and the Optionee as of the date hereof. The Option is subject to the terms and conditions set forth herein, and in all respects is subject to the terms, definitions and provisions of the Plan applicable to Non-Qualified Stock Options, which terms and provisions are incorporated herein by this reference. Except as otherwise specified herein or unless the context herein requires otherwise, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

2. Nature of the Option. The Option is not intended to qualify as an Incentive Stock Option described by Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Notwithstanding the foregoing, the Corporation makes no representation as to the taxation of the Option and the Corporation has not advised the Optionee on such matters.

3. Date of Grant; Expiration of Option. The Option is granted as of the date hereof (the “Effective Date”), and may not be exercised later than the date that is 10 years after date of grant, subject to earlier termination as provided in the Plan.

4. Option Exercise Price. The total cost to the Optionee to purchase, pursuant to this Agreement, one Share is the greater of (i) the fair market value per share of the Common Stock on the date of grant of the Option, based on an appraisal conducted by independent valuation expert, and (ii) $1.75.

5. Exercise of Option. The Option will be exercisable during its term only in accordance with the terms and provisions of the Plan and this Agreement, as follows:

(a) Right to Exercise.

1) Fifty percent (50%) of the Option Shares shall vest and be exercisable upon execution of this Agreement.

2) An additional fifty percent (50%) Option Shares shall vest and become exercisable if the Optionee remains in continuous service as a director to the Corporation through the applicable vesting date as follows: (x) 6.25% of the Option Shares shall vest and become exercisable on July 31, 2013, and (y) 6.25% of the Option Shares shall vest and become exercisable on a quarter annual basis commencing on October 15, 2013 and continuing on the fifteenth day of each January, April, July, and October until fully vested on April 15, 2017.

(b) Method of Exercise. The Optionee may exercise the Option by providing written notice to the Corporation stating the election to exercise the Option, specifying the number of Option Shares to be purchased and making such additional representations and agreements as to the Optionee’s investment intent with respect to the Option Shares as may be required by the Board hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person, by overnight courier or by certified mail to the Secretary of the Corporation or such other Person as may be designated by the Corporation in writing to the Optionee. The written notice shall be accompanied by (i) payment of the purchase price, (ii) an executed Stock Restriction Agreement, in the form of Exhibit A attached hereto (the “Stock Restriction Agreement”), and (iv) an executed Market Standoff Agreement in the form of Exhibit B attached hereto (the “Market Standoff Agreement”). Payment of the purchase price shall be by cash, or certified or bank check or such other consideration and method of payment as may be authorized by the Corporation’s Board, including, without limitation, the tender of previously acquired Shares based on the Fair Market Value of such Shares on the date the Option is exercised. The certificate(s) for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as required under the Plan, the Stock Restriction Agreement, the Market Standoff Agreement, and/or applicable law. No Shares will be issued upon exercise of an option until full payment therefor has been made. The Optionee will not have the right to distributions or dividends or any other rights of a stockholder with respect to the Option Shares until the Optionee has given written notice of exercise and has paid for such Shares in full.

(c) Partial Exercise. The Option may be exercised in whole or in part; provided, however, that any exercise may apply only with respect to whole numbers of Option Shares.

(d) Restrictions on Exercise. The Option may not be exercised on an accelerated basis upon an initial public offering of the Corporation’s securities. The Option shall immediately become fully vested and exercisable in connection with a Change of Control, notwithstanding any action the Board may take pursuant to Section 3(d) of the Plan, and the Optionee shall have the right to exercise the Option in connection with, and contingent upon, such Change of Control. The Option may not be exercised if the issuance of the Option Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a further condition to the exercise of the Option, the Corporation may require the Optionee to make any representation or warranty to the Corporation as may be required by or advisable under any applicable securities laws or regulations or applicable listing standards.

6. Investment Representations. Unless the Option Shares have been registered under the Securities Act of 1933, in connection with the acquisition of the Option, the Optionee represents and warrants to the Corporation as follows:

(a) The Optionee is acquiring the Option, and upon exercise of the Option, the Optionee will be acquiring the Option Shares for investment for the Optionee’s own account, not as a nominee or agent, and not with a view to or for resale in connection with any distribution thereof.

(b) The Optionee has a preexisting business or personal relationship with the Corporation or one of its directors, officers or controlling Persons and by reason of the Optionee’s business or financial experience, has, and could be reasonably assumed to have, the capacity to protect the Optionee’s interests in connection with the acquisition of the Option and the Option Shares.

The Board may require the Optionee to make additional representations upon exercise of the Option, to the extent necessary to satisfy applicable laws.

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7. Non-Transferability of Option. The Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution. During the Optionee’s lifetime, the Option is exercisable only by the Optionee or, in the event of the Optionee’s Disability, by his or her personal representative. Subject to the foregoing and the terms of the Plan, the terms of this Option will be binding upon the executors, administrators, legal guardians, representatives and heirs of the Optionee, meaning for purposes of this Agreement, both testamentary heirs and heirs by intestacy.

8. Withholding. The Corporation reserves the right to withhold, in accordance with any applicable laws, from any consideration payable or property transferable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Corporation, the Optionee (or such other Person entitled to exercise this Option pursuant to Section 6 of the Plan) will pay to the Corporation an amount sufficient for the Corporation to satisfy any federal, state or local tax withholding requirements applicable to and as a condition to the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option. The minimum required withholding obligations may be settled with Shares, including Option Shares.

9. The Plan. The Optionee has received a copy of the Plan (a copy of which is attached hereto), has read the Plan and is familiar with its terms, and hereby accepts the Option subject to all of the terms and provisions of the Plan, as amended from time to time. Pursuant to the Plan, the Board is authorized to interpret the Plan and to adopt rules and regulations not inconsistent with the Plan as it deems appropriate. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan with respect to the Option Shares or any Agreement related to such Shares.

10. Governing Law. This Option Agreement will be construed in accordance with the laws of the State of Delaware, without regard to the application of the principles of conflicts of laws of Delaware or any other jurisdiction.

11. Amendment. This Agreement may only be amended by a writing signed by each of the parties hereto.

12. Entire Agreement. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties hereto relating to the subject matter hereof, and merges and supersedes all prior and contemporaneous discussions, agreements and understandings of every nature relating to the award of Options to Optionee by the Corporation.

13. No Right of Continued Service. Nothing in this Agreement will confer upon the Option any right to continued service with the Corporation or an Affiliate or interfere in any way with the right of the Corporation or such Affiliate to terminate such service relationship.

14. Invalid Provisions. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

15. Notices. Any notice to be given pursuant to this Agreement shall be given by registered or certified mail, postage prepaid, and, addressed, if to the Corporation to its principal executive office to the attention of its President or Chief Executive Officer (or such other Person as the Corporation may designate in writing from time to time), and, if to the Optionee, to the address given beneath his or her signature below, or at such other address as the Optionee may hereafter designate in writing to the Corporation. Any such notice shall be deemed given or delivered 3 days after the date of mailing.

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IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the ___th day of December, 2012.

EDGE THERAPEUTICS, INC.

By: ____________________________

Name: Brian A. Leuthner

Title: CEO & President

OPTIONEE

____________________________

Signature

Address:

THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO EDGE THERAPEUTICS, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL THE TERMS AND CONDITIONS OF A CERTAIN STOCK RESTRICTION AGREEMENT, MARKET STANDOFF AGREEMENT AND/OR RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND BETWEEN CERTAIN STOCKHOLDERS OF THE CORPORATION AND THE CORPORATION, COPIES OF WHICH THE CORPORATION WILL FURNISH TO THE HOLDER OF THE SHARES UPON REQUEST AND WITHOUT CHARGE.

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EXHIBIT A

STOCK RESTRICTION AGREEMENT

[Attached]

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EXHIBIT B

MARKET STANDOFF AGREEMENT

[Attached]

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